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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-9601

      Date of Report (date of earliest event reported): January 16, 2008


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)

               DELAWARE                                 43-0618919
    (State or other jurisdiction of        (I.R.S. Employer Identification No.)
    incorporation or organization)

         2503 SOUTH HANLEY ROAD
          ST. LOUIS, MISSOURI                            63144
(Address of principal executive offices)               (Zip Code)


                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     / / Written communications pursuant to Rule 425 under the Securities Act. / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 16, 2008, KV Pharmaceutical Company (the "Company") entered into a definitive purchase agreement (the "Agreement") with Cytyc Prenatal Products Corp. ("Cytyc"), a subsidiary of Massachusetts-based Hologic, Inc. pursuant to which the Company will acquire the full U.S. and worldwide rights to Gestiva(TM) (17-alpha hydroxyprogesterone caproate) (the "Assets") upon approval of the pending Gestiva(TM) New Drug Application. The Company is acquiring the Assets for $82 million in cash.

Pursuant to the terms of the Agreement, at the initial closing of the transaction, the Company will pay $7.5 million of the purchase price to Cytyc and Cytyc will grant a royalty free license to use the Assets during the period from the initial closing through the date the transfer of the Assets to the Company is completed. The balance of the purchase price and the transfer of the Assets will occur upon final FDA approval of Gestiva(TM), the production of launch quantities of Gestiva(TM) and the satisfaction of other closing conditions contained in the Agreement.

ITEM 7.01      REGULATION FD DISCLOSURE.

Attached and incorporated herein by reference is a press release issued by the Company on January 22, 2008 announcing that the Company had entered into the Agreement described in Item 1.01 above. A copy of the press release announcing the entry into the Agreement is furnished as Exhibit 99 attached hereto. The information on Exhibit 99 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

         (d) The following exhibit is furnished as part of this report:

         Exhibit Number            Description
         --------------            -----------

               99 Press Release dated January 22, 2008, issued by K-V Pharmaceutical Company

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 23, 2008

                                       K-V PHARMACEUTICAL COMPANY


                                       By: /s/ Richard H. Chibnall
                                          -----------------------------------
                                          Richard H. Chibnall
                                          Vice President, Finance